Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS FOURTH QUARTER, FULL YEAR 2015 RESULTS

Fourth-Quarter 2015 Highlights

•	Adjusted EBITDA Grows 13%

•	Companywide Operating Margins Improve Nearly 280 Basis Points

•	Las Vegas Locals Posts Highest Fourth-Quarter Adjusted EBITDA in 8 Years

Full-Year 2015 Highlights

•	Company Achieves Full-Year Adjusted EBITDA of $630 Million

•	Net Revenue and Double-Digit Adjusted EBITDA Growth in Every Quarter of 2015

LAS VEGAS - FEBRUARY 16, 2016 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the fourth quarter and full year ended December 31, 2015.

Boyd Gaming reported fourth quarter 2015 net revenues of $542.7 million, an increase of 2.1% from $531.6 million for the same quarter in 2014. Total Adjusted EBITDA(1) was $154.2 million, up 13.1% from $136.4 million for the year-ago period.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “The fourth quarter of 2015 was a strong conclusion to a year of solid progress for our Company. Our operating teams continued to drive profitable revenue growth, identify additional efficiencies in our business, and successfully leverage new amenities, all of which contributed to our fifth consecutive quarter of revenue and double-digit Adjusted EBITDA growth. We were particularly encouraged by the performance of our Las Vegas Locals business, as a strengthening economy and effective marketing programs resulted in the segment’s strongest fourth-quarter results since 2007. After a strong performance in 2015, we are well-positioned for continued growth and success this year.”

Adjusted Earnings(1) for the fourth quarter 2015 were $18.2 million, or $0.16 per share, compared to a loss of $0.1 million, or breakeven on a per-share basis, for the same period in 2014. The calculations of Adjusted Earnings, Adjusted Earnings per share, and pro forma results reflecting Borgata on a comparable basis for all periods are presented in tables at the end of this press release.

On a GAAP basis, the Company reported a net loss of $6.9 million, or $0.06 per share, for the fourth quarter 2015, compared to a net loss of $32.4 million, or $0.29 per share, for the year-ago period. During the fourth quarter of 2015, the Company reported noncash intangible asset impairment charges of $17.5 million and a pretax loss on early extinguishments of debt of $8.4 million. Results for the prior-year period included noncash impairment charges of $40.6 million, primarily due to the impairments of intangible assets. These charges are not included in Adjusted Earnings or Adjusted Earnings per share.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Key Operations Review

Las Vegas Locals
In the Las Vegas Locals segment, fourth-quarter 2015 net revenues rose 4.6% to $158.8 million, compared to $151.7 million in the year-ago period. Fourth-quarter 2015 Adjusted EBITDA was $44.0 million - an increase of 10.7% from $39.8 million in the fourth quarter of 2014 - marking the segment’s best fourth-quarter Adjusted EBITDA performance in eight years. Results reflect broad-based growth in both gaming and non-gaming revenues. Operating margins improved more than 150 basis points year-over-year, driving the segment’s third consecutive quarter of double-digit Adjusted EBITDA gains.

Downtown Las Vegas
In the Downtown Las Vegas segment, net revenues were $62.5 million in the fourth quarter of 2015, up 4.8% from $59.6 million in the year-ago period. Adjusted EBITDA was $16.2 million, a 23.4% increase from $13.1 million in the fourth quarter of 2014, marking the segment’s sixth straight quarter of Adjusted EBITDA growth. Results benefitted from significant increases in visitation throughout the Downtown area, as well as lower fuel costs at the Company’s Hawaiian charter service.

Midwest and South; Peninsula
In the Midwest and South segment, fourth-quarter 2015 net revenues were $200.9 million, up from $200.0 million in the year-ago quarter. Adjusted EBITDA rose 8.1% to $43.3 million, compared to $40.1 million in the fourth quarter of 2014.

During the fourth quarter of 2015, the Peninsula segment reported net revenues of $120.5 million, increasing from $120.2 million in the year-ago period. Adjusted EBITDA was $43.0 million, up 1.9% from $42.2 million in the fourth quarter of 2014.

Ongoing refinements to marketing programs and operations drove the fifth consecutive quarter of revenue and Adjusted EBITDA growth in the two segments, as margins improved nearly 120 basis points year-over-year on a combined basis. Results were led by double-digit Adjusted EBITDA gains at Blue Chip, Diamond Jo Dubuque, Treasure Chest and IP.

Borgata
Borgata reported fourth quarter 2015 net revenues of $193.0 million, a 7.7% increase from the $179.1 million in revenues reported in the year-ago period. Fourth-quarter Adjusted EBITDA at Borgata was $45.9 million, up 27.3% from $36.0 million in the fourth quarter of 2014.

The Company applies the equity method of accounting to its 50% investment in Borgata, and the Company’s share of Borgata’s Adjusted EBITDA was $22.9 million for the fourth quarter of 2015, compared to $18.0 million for the prior-year period.

Borgata’s fourth-quarter results reflect successful efforts to leverage the property’s market-leading amenities, more efficient marketing initiatives, and higher table hold. Borgata achieved fourth-quarter records for gross slot win and hotel rooms occupied, as well as a record gross gaming market share of 30.4%.

Full Year 2015 Results
For the full year ended December 31, 2015, Boyd Gaming reported pro forma net revenues of $2.20 billion, an increase of 2.7% from $2.14 billion in pro forma net revenues reported for the year-ago period. Total pro forma Adjusted EBITDA was $629.5 million, an increase of 15.4% compared to $545.3 million in the prior year.

Effective September 30, 2014, the Company deconsolidated Borgata and is accounting for its 50% investment in Borgata by applying the equity method for periods subsequent to that date. The prior-year pro forma amounts reflect the results for Borgata on a comparable equity method basis to the current period presentation.

Adjusted Earnings for the year ended December 31, 2015, were $89.7 million, or $0.79 per share, compared to $1.3 million, or $0.01 per share, for the year ended December 31, 2014.

On a GAAP basis, Boyd Gaming reported net income of $47.2 million, or $0.42 per share, for the full year ended December 31, 2015. By comparison, the Company reported a net loss of $53.0 million, or $0.48 per share, for the prior-year period. The Company’s results for the year ended December 31, 2015, included noncash impairment charges of $18.6 million and pretax losses on the early extinguishments of debt of $40.7 million. In addition, settlements of previous years’ income tax appeals reduced the 2015 income tax provision by $30.4 million. Results for the prior year included impairment charges of $60.8 million. These amounts are excluded from Adjusted Earnings and Adjusted Earnings per share.

Balance Sheet Statistics
As of December 31, 2015, Boyd Gaming had cash on hand of $158.8 million, including $29.6 million related to Peninsula. Total debt was $3.32 billion, of which $1.01 billion was related to Peninsula. As a result of the deconsolidation, Borgata is no longer included in the Company’s balance sheet. Borgata had cash on hand of $44.1 million and total debt of $697.6 million at December 31, 2015.

Full Year 2016 Guidance
For the full year 2016, Boyd Gaming projects total Adjusted EBITDA, including Peninsula and 50% of Borgata’s Adjusted EBITDA, of $635 million to $655 million.

Conference Call Information
Boyd Gaming will host its conference call to discuss fourth quarter and full year 2015 results today, February 16, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 7592271. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or: https://www.webcaster4.com/Webcast/Page/964/13211

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, February 16, beginning at 7:00 p.m. Eastern and continuing through Wednesday, February 24, at 11:59 p.m. Eastern. The conference number for the replay will be 10080449. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2015	2014	2015	2014
Revenues
Gaming	$456,433	$448,226	$1,847,167	$2,307,565
Food and beverage	76,524	76,168	307,442	408,236
Room	40,175	38,150	163,509	248,222
Other	31,253	29,596	123,959	154,170
Gross revenues	604,385	592,140	2,442,077	3,118,193
Less promotional allowances	61,711	60,547	242,645	416,874
Net revenues	542,674	531,593	2,199,432	2,701,319
Operating costs and expenses
Gaming	223,886	220,395	900,922	1,087,901
Food and beverage	41,716	42,417	168,096	222,393
Room	9,804	9,576	41,298	51,906
Other	19,570	20,540	80,508	112,248
Selling, general and administrative	79,764	80,035	322,420	429,529
Maintenance and utilities	23,583	25,399	104,548	156,736
Depreciation and amortization	51,867	52,799	207,118	251,044
Corporate expense	24,928	23,021	76,941	75,626
Project development, preopening and writedowns	2,689	5,476	6,907	14,390
Impairments of assets	17,500	40,575	18,565	60,780
Other operating items, net	565	(261)	907	(2,124)
Total operating costs and expenses	495,872	519,972	1,928,230	2,460,429
Boyd's share of Borgata's operating income (a)	15,551	10,626	73,421	10,626
Operating income	62,353	22,247	344,623	251,516
Other expense (income)
Interest income	(462)	(467)	(1,858)	(1,879)
Interest expense, net of amounts capitalized	53,966	57,168	224,590	283,387
Loss on early extinguishments of debt	8,400	407	40,733	1,536
Other, net	35	(450)	3,676	48
Boyd's share of Borgata's non-operating items, net (a)	7,968	9,309	37,422	9,309
Total other expense, net	69,907	65,967	304,563	292,401
Income (loss) before income taxes	(7,554)	(43,720)	40,060	(40,885)
Income taxes benefit (provision)	685	11,297	7,174	(753)
Net income (loss)	(6,869)	(32,423)	47,234	(41,638)
Net income attributable to noncontrolling interest (a)	—	—	—	(11,403)
Net income (loss) attributable to Boyd Gaming Corporation	$(6,869)	$(32,423)	$47,234	$(53,041)

Basic net income (loss) per common share	$(0.06)	$(0.29)	$0.42	$(0.48)
Weighted average basic shares outstanding	113,672	110,352	112,789	109,979

Diluted net income (loss) per common share	$(0.06)	$(0.29)	$0.42	$(0.48)
Weighted average diluted shares outstanding	113,672	110,352	113,676	109,979
_______________________________________________

(a) Due to the deconsolidation of Borgata on September 30, 2014, the Company has accounted for its 50% investment in Borgata by applying the equity method for the three months and year ended December 31, 2015, and for the three months ended December 31, 2014. For the year ended December 31, 2014, Boyd Gaming consolidated the financial results of Borgata for the first nine months of the period, and recorded the results by applying the equity method for the last three months of the year. Please see the unaudited pro forma financial results also presented in this release for a comparison of Boyd Gaming’s financial results reflecting Borgata on the equity method for all periods presented.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (a)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2015	2014	2015	2014
Net Revenues by Reportable Segment
Las Vegas Locals	$158,750	$151,732	$610,107	$592,652
Downtown Las Vegas	62,469	59,611	234,191	224,275
Midwest and South	200,947	200,005	852,288	831,477
Peninsula	120,508	120,245	502,846	493,851
Borgata (b)	—	—	—	559,064
Net revenues	$542,674	$531,593	$2,199,432	$2,701,319

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$43,999	$39,757	$157,312	$144,397
Downtown Las Vegas	16,186	13,116	49,314	37,309
Midwest and South	43,344	40,087	196,822	169,977
Peninsula	42,963	42,163	184,120	175,081
Wholly owned property Adjusted EBITDA	146,492	135,123	587,568	526,764
Corporate expense (c)	(15,177)	(16,777)	(60,177)	(59,420)
Wholly owned Adjusted EBITDA	131,315	118,346	527,391	467,344
Borgata (b)	22,932	18,019	102,095	137,936
Adjusted EBITDA	154,247	136,365	629,486	605,280

Other operating costs and expenses
Deferred rent	855	904	3,428	3,618
Depreciation and amortization	51,867	52,799	207,118	251,044
Share-based compensation expense	11,037	7,235	19,264	18,666
Project development, preopening and writedowns	2,689	5,476	6,907	14,390
Impairments of assets	17,500	40,575	18,565	60,780
Other operating items, net	565	(261)	907	(2,124)
Boyd's share of Borgata's other operating costs and expenses	7,381	7,390	28,674	7,390
Total other operating costs and expenses	91,894	114,118	284,863	353,764
Operating income	62,353	22,247	344,623	251,516
Other expense (income)
Interest income	(462)	(467)	(1,858)	(1,879)
Interest expense, net of amounts capitalized	53,966	57,168	224,590	283,387
Loss on early extinguishments of debt	8,400	407	40,733	1,536
Other, net	35	(450)	3,676	48
Boyd's share of Borgata's non-operating items, net	7,968	9,309	37,422	9,309
Total other expense, net	69,907	65,967	304,563	292,401
Income (loss) before income taxes	(7,554)	(43,720)	40,060	(40,885)
Income taxes benefit (provision)	685	11,297	7,174	(753)
Net income (loss)	(6,869)	(32,423)	47,234	(41,638)
Net income attributable to noncontrolling interest	—	—	—	(11,403)
Net income (loss) attributable to Boyd Gaming Corporation	$(6,869)	$(32,423)	$47,234	$(53,041)
_______________________________________________

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (a)
(Unaudited)
(Continued)

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) The following table reflects the financial results of Borgata as reported by Boyd Gaming in its financial statements under the respective method of accounting for the indicated period. For the three months and year ended December 31, 2015, and for the three months ended December 31, 2014, Boyd Gaming accounted for its 50% investment in Borgata by applying the equity method. For the year ended December 31, 2014, Boyd Gaming consolidated the financial results of Borgata for the first nine months of the period, and recorded the results by applying the equity method for the last three months of the year.

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2015	2014	2015	2014
Revenues reported for Borgata
Consolidated	$—	$—	$—	$559,064
Equity Method	—	—	—	—
Total	$—	$—	$—	$559,064

Adjusted EBITDA reported for Borgata
Consolidated	$—	$—	$—	$119,917
Equity Method	22,932	18,019	102,095	18,019
Total	$22,932	$18,019	$102,095	$137,936

(c) Reconciliation of corporate expense:

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2015	2014	2015	2014
Corporate expense as reported on Consolidated Statements of Operations	$24,928	$23,021	$76,941	$75,626
Corporate share-based compensation expense	(9,751)	(6,244)	(16,764)	(16,206)
Corporate expense as reported on the above table	$15,177	$16,777	$60,177	$59,420

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss) Per Share
to Adjusted Earnings (Loss) Per Share (a)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2015	2014	2015	2014
Net income (loss) attributable to Boyd Gaming Corporation	$(6,869)	$(32,423)	$47,234	$(53,041)
Pretax adjustments related to Boyd Gaming:
Project development, preopening and writedowns	2,689	5,476	6,907	13,747
Impairments of assets	17,500	40,575	18,565	60,780
Other operating items, net	565	(262)	907	(14)
Loss on early extinguishments of debt	8,400	407	40,733	1,536
Other, net	35	(450)	3,676	(39)

Pretax adjustments related to Borgata (b):
Preopening expenses	—	—	—	269
Loss on early extinguishments of debt	12	370	9,448	370
Valuation adjustments related to consolidation, net	—	—	—	(1,901)
Asset transactions costs	—	5	—	379
Other operating items, net	255	—	(353)	(2,111)
Total adjustments	29,456	46,121	79,883	73,016

Income tax effect for above adjustments	(4,431)	(13,834)	(7,002)	(20,379)
Impact of tax audit settlements on provision	—	—	(30,428)	—
Impact on noncontrolling interest, net	—	—	—	1,686
Adjusted earnings (loss)	$18,156	$(136)	$89,687	$1,282

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.06)	$(0.29)	$0.42	$(0.48)
Pretax adjustments related to Boyd Gaming:
Project development, preopening and writedowns	0.03	0.05	0.06	0.13
Impairments of assets	0.15	0.37	0.16	0.55
Other operating items, net	0.01	—	0.01	—
Loss on early extinguishments of debt	0.07	0.01	0.36	0.01
Other, net	—	(0.01)	0.03	—

Pretax adjustments related to Borgata (b):
Preopening expenses	—	—	—	—
Loss on early extinguishments of debt	—	—	0.08	—
Valuation adjustments related to consolidation, net	—	—	—	(0.02)
Asset transactions costs	—	—	—	—
Other operating items, net	—	—	—	(0.02)
Total adjustments	0.26	0.42	0.70	0.65

Income tax effect for above adjustments	(0.04)	(0.13)	(0.06)	(0.18)
Impact of tax audit settlements on provision	—	—	(0.27)	—
Impact on noncontrolling interest, net	—	—	—	0.02
Adjusted earnings (loss) per share	$0.16	$—	$0.79	$0.01

Weighted average shares outstanding	114,493	110,352	113,676	110,893
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.
(b) For periods after the September 30, 2014, date of Borgata's deconsolidation, the calculation includes Boyd's share of the adjusting items. Prior to this date, the calculation includes 100% of the adjusting items for Borgata.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended December 31, 2015 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$344,758	$111,675	$—	$456,433
Food and beverage	66,873	9,651	—	76,524
Room	40,175	—	—	40,175
Other	31,487	4,337	(4,571)	31,253
Gross revenues	483,293	125,663	(4,571)	604,385
Less promotional allowances	56,556	5,155	—	61,711
Net revenues	426,737	120,508	(4,571)	542,674
Operating costs and expenses
Gaming	171,481	52,405	—	223,886
Food and beverage	35,323	6,393	—	41,716
Room	9,804	—	—	9,804
Other	17,103	7,038	(4,571)	19,570
Selling, general and administrative	66,605	13,159	—	79,764
Maintenance and utilities	20,463	3,120	—	23,583
Depreciation and amortization	34,791	17,076	—	51,867
Corporate expense	24,636	292	—	24,928
Project development, preopening and writedowns	2,330	359	—	2,689
Impairments of assets	17,500	—	—	17,500
Other operating items, net	469	96	—	565
Total operating costs and expenses	400,505	99,938	(4,571)	495,872
Boyd's share of Borgata's operating income	15,551	—	—	15,551
Operating income	41,783	20,570	—	62,353
Other expense (income)
Interest income	(1)	(461)	—	(462)
Interest expense, net of amounts capitalized	35,936	18,030	—	53,966
Loss on early extinguishments of debt	8,195	205	—	8,400
Other, net	(39)	74	—	35
Boyd's share of Borgata's non-operating items, net	7,968	—	—	7,968
Total other expense, net	52,059	17,848	—	69,907
Income (loss) before income taxes	(10,276)	2,722	—	(7,554)
Income taxes benefit (provision)	5,254	(4,569)	—	685
Net loss attributable to Boyd Gaming Corporation	$(5,022)	$(1,847)	$—	$(6,869)

Basic net loss per common share				$(0.06)
Weighted average basic shares outstanding				113,672

Diluted net loss per common share				$(0.06)
Weighted average diluted shares outstanding				113,672
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended December 31, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$336,717	$111,509	$—	$448,226
Food and beverage	66,794	9,374	—	76,168
Room	38,150	—	—	38,150
Other	29,834	4,258	(4,496)	29,596
Gross revenues	471,495	125,141	(4,496)	592,140
Less promotional allowances	55,653	4,894	—	60,547
Net revenues	415,842	120,247	(4,496)	531,593
Operating costs and expenses
Gaming	167,742	52,653	—	220,395
Food and beverage	35,750	6,667	—	42,417
Room	9,576	—	—	9,576
Other	17,764	7,272	(4,496)	20,540
Selling, general and administrative	67,286	12,749	—	80,035
Maintenance and utilities	22,160	3,239	—	25,399
Depreciation and amortization	34,320	18,479	—	52,799
Corporate expense	22,740	281	—	23,021
Project development, preopening and writedowns	4,706	770	—	5,476
Impairments of assets	38,875	1,700	—	40,575
Other operating items, net	—	(261)	—	(261)
Total operating costs and expenses	420,919	103,549	(4,496)	519,972
Boyd's share of Borgata's operating income	10,626	—	—	10,626
Operating income	5,549	16,698	—	22,247
Other expense (income)
Interest income	(1)	(466)	—	(467)
Interest expense, net of amounts capitalized	38,215	18,953	—	57,168
Loss on early extinguishments of debt	—	407	—	407
Other, net	(721)	271	—	(450)
Boyd's share of Borgata's non-operating items, net	9,309	—	—	9,309
Total other expense, net	46,802	19,165	—	65,967
Loss before income taxes	(41,253)	(2,467)	—	(43,720)
Income taxes benefit (provision)	14,338	(3,041)	—	11,297
Net loss attributable to Boyd Gaming Corporation	$(26,915)	$(5,508)	$—	$(32,423)

Basic net loss per common share				$(0.29)
Weighted average basic shares outstanding				110,352

Diluted net loss per common share				$(0.29)
Weighted average diluted shares outstanding				110,352
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Year Ended December 31, 2015 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,380,712	$466,455	$—	$1,847,167
Food and beverage	268,567	38,875	—	307,442
Room	163,509	—	—	163,509
Other	125,289	17,914	(19,244)	123,959
Gross revenues	1,938,077	523,244	(19,244)	2,442,077
Less promotional allowances	222,247	20,398	—	242,645
Net revenues	1,715,830	502,846	(19,244)	2,199,432
Operating costs and expenses
Gaming	684,093	216,829	—	900,922
Food and beverage	142,653	25,443	—	168,096
Room	41,298	—	—	41,298
Other	69,638	30,114	(19,244)	80,508
Selling, general and administrative	270,122	52,298	—	322,420
Maintenance and utilities	91,262	13,286	—	104,548
Depreciation and amortization	138,522	68,596	—	207,118
Corporate expense	75,420	1,521	—	76,941
Project development, preopening and writedowns	5,657	1,250	—	6,907
Impairments of assets	18,565	—	—	18,565
Other operating items, net	711	196	—	907
Total operating costs and expenses	1,537,941	409,533	(19,244)	1,928,230
Boyd's share of Borgata's operating income	73,421	—	—	73,421
Operating income	251,310	93,313	—	344,623
Other expense (income)
Interest income	(5)	(1,853)	—	(1,858)
Interest expense, net of amounts capitalized	151,281	73,309	—	224,590
Loss on early extinguishments of debt	38,647	2,086	—	40,733
Other, net	3,302	374	—	3,676
Boyd's share of Borgata's non-operating items, net	37,422	—	—	37,422
Total other expense, net	230,647	73,916	—	304,563
Income before income taxes	20,663	19,397	—	40,060
Income taxes benefit (provision)	25,288	(18,114)	—	7,174
Net income attributable to Boyd Gaming Corporation	$45,951	$1,283	$—	$47,234

Basic net income per common share				$0.42
Weighted average basic shares outstanding				112,789

Diluted net income per common share				$0.42
Weighted average diluted shares outstanding				113,676
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Year Ended December 31, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,341,780	$457,944	$—	$1,799,724	$507,841	$—	$2,307,565
Food and beverage	265,642	37,762	—	303,404	104,832	—	408,236
Room	157,427	—	—	157,427	90,795	—	248,222
Other	122,969	17,873	(18,605)	122,237	31,933	—	154,170
Gross revenues	1,887,818	513,579	(18,605)	2,382,792	735,401	—	3,118,193
Less promotional allowances	220,809	19,728	—	240,537	176,337	—	416,874
Net revenues	1,667,009	493,851	(18,605)	2,142,255	559,064	—	2,701,319
Operating costs and expenses
Gaming	671,081	217,333	—	888,414	199,487	—	1,087,901
Food and beverage	143,349	25,381	—	168,730	53,663	—	222,393
Room	41,132	—	—	41,132	10,774	—	51,906
Other	73,640	31,131	(18,605)	86,166	26,082	—	112,248
Selling, general and administrative	277,415	50,184	—	327,599	101,930	—	429,529
Maintenance and utilities	96,179	13,347	—	109,526	47,210	—	156,736
Depreciation and amortization	135,003	73,912	—	208,915	42,129	—	251,044
Corporate expense	73,997	1,629	—	75,626	—	—	75,626
Project development, preopening and writedowns	11,983	1,764	—	13,747	643	—	14,390
Impairments of assets	59,080	1,700	—	60,780	—	—	60,780
Other operating items, net	165	(178)	—	(13)	(2,111)	—	(2,124)
Total operating costs and expenses	1,583,024	416,203	(18,605)	1,980,622	479,807	—	2,460,429
Boyd's share of Borgata's operating income	50,255	—	—	50,255	—	(39,629)	10,626
Operating income	134,240	77,648	—	211,888	79,257	(39,629)	251,516
Other expense (income)
Interest income	(5)	(1,874)	—	(1,879)	—	—	(1,879)
Interest expense, net of amounts capitalized	153,455	76,605	—	230,060	53,327	—	283,387
Loss on early extinguishments of debt	—	1,536	—	1,536	—	—	1,536
Other, net	(318)	366	—	48	—	—	48
Boyd's share of Borgata's non-operating items, net	37,535	—	—	37,535	—	(28,226)	9,309
Total other expense, net	190,667	76,633	—	267,300	53,327	(28,226)	292,401
Income (loss) before income taxes	(56,427)	1,015	—	(55,412)	25,930	(11,403)	(40,885)
Income taxes benefit (provision)	16,795	(14,424)	—	2,371	(3,124)	—	(753)
Net income (loss)	(39,632)	(13,409)	—	(53,041)	22,806	(11,403)	(41,638)
Net income attributable to noncontrolling interest	—	—	—	—	—	(11,403)	(11,403)
Net income (loss) attributable to Boyd Gaming Corporation	$(39,632)	$(13,409)	$—	$(53,041)	$22,806	$(22,806)	$(53,041)

Basic net loss per common share				$(0.48)			$(0.48)
Weighted average basic shares outstanding				109,979			109,979

Diluted net loss per common share				$(0.48)			$(0.48)
Weighted average diluted shares outstanding				109,979			109,979
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

MARINA DISTRICT DEVELOPMENT COMPANY, LLC
dba BORGATA HOTEL CASINO AND SPA
CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2015	2014	2015	2014
Revenues
Gaming	$179,096	$164,729	$728,117	$672,570
Food and beverage	33,472	33,564	144,992	138,396
Room	28,723	27,513	122,282	118,308
Other	8,754	9,241	41,368	41,174
Gross revenues	250,045	235,047	1,036,759	970,448
Less promotional allowances	57,092	55,900	232,593	232,237
Net revenues	192,953	179,147	804,166	738,211
Operating costs and expenses
Gaming	67,479	68,700	276,474	268,187
Food and beverage	17,139	17,596	73,424	71,259
Room	3,309	3,302	14,379	14,076
Other	7,174	7,871	36,825	33,953
Selling, general and administrative	37,482	30,968	138,769	132,898
Maintenance and utilities	14,506	14,672	60,105	61,740
Depreciation and amortization	14,245	14,796	58,047	58,969
Preopening expenses	—	—	—	269
Other operating items, net	517	(9)	(699)	(1,746)
Total operating costs and expenses	161,851	157,896	657,324	639,605
Operating income	31,102	21,251	146,842	98,606
Other expense
Interest expense, net of amounts capitalized	12,494	17,431	59,681	70,758
Loss on early extinguishments of debt	22	740	18,895	740
Total other expense	12,516	18,171	78,576	71,498
Income before state income taxes	18,586	3,080	68,266	27,108
State income tax benefit (provision)	(3,420)	(446)	3,731	(3,399)
Net income	$15,166	$2,634	$71,997	$23,709

Reconciliation of Adjusted EBITDA to Operating Income (a)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2015	2014	2015	2014
Adjusted EBITDA	$45,864	$36,038	$204,190	$156,098
Less:
Depreciation and amortization	14,245	14,796	58,047	58,969
Preopening expenses	—	—	—	269
Other operating items, net	517	(9)	(699)	(1,746)
Operating income	$31,102	$21,251	$146,842	$98,606
_______________________________________________

(a) These financial statements present the financial results reported by Borgata on a standalone basis and do not include consolidation adjustments recorded by Boyd Gaming during the period that Boyd Gaming consolidated Borgata.

Boyd Gaming Corporation
Unaudited Supplemental Pro Forma Information

Boyd Gaming Corporation (“Boyd Gaming”) and MGM Resorts International ("MGM") each originally held a 50% interest in Marina District Development Holding Co., LLC ("Holding Company"). Holding Company owns all the equity interests in Marina District Development Company, LLC, d.b.a. Borgata Hotel Casino and Spa ("Borgata"). Boyd Gaming is the managing member of Holding Company and is responsible for the day-to-day operations of Borgata.

In February 2010, Boyd Gaming entered into an agreement with MGM to amend the operating agreement to, among other things, facilitate the transfer of MGM's interest in Holding Company ("MGM Interest") to a divestiture trust (the "Divestiture Trust") established for the purpose of selling the MGM Interest to a third party. The proposed sale of the MGM Interest through the Divestiture Trust was part of a then-proposed settlement agreement between MGM and the New Jersey Department of Gaming Enforcement (the "NJDGE").

On March 17, 2010, MGM announced that its settlement agreement with the NJDGE had been approved by the New Jersey Casino Control Commission ("NJCCC"). MGM transferred the MGM Interest into the Divestiture Trust on March 24, 2010, and Boyd Gaming determined that it had control, as defined in the relevant accounting literature, of Holding Company and commenced consolidating the business as of that date.  Subsequent to a Joint Petition of MGM, Boyd Gaming and Holding Company, on February 13, 2013, the NJCCC approved amendments to the settlement agreement which permitted MGM to file an application for a statement of compliance, which, if approved, would permit MGM to reacquire its interest in Holding Company.

The NJCCC approved MGM’s application for licensure on September 10, 2014. On September 30, 2014, the Divestiture Trust was dissolved and MGM reacquired its Borgata ownership interest and its substantive participation rights in the management of Borgata. As a result, Boyd Gaming deconsolidated Borgata as of the close of business on September 30, 2014, and is accounting for its investment in Borgata applying the equity method for periods subsequent to the deconsolidation.

The following unaudited supplemental pro forma information for three months and year ended December 31, 2015 and 2014, give effect to:

•	the deconsolidation by Boyd Gaming of Holding Company, and

•	the recording by Boyd Gaming using the equity method of accounting for its 50% share of the operating results of Holding Company for the periods presented.

The unaudited supplemental pro forma information assumes that these transactions occurred as of January 1, 2013.

The unaudited supplemental pro forma information has been prepared based upon currently available information and assumptions that are deemed appropriate by Boyd Gaming’s management. The pro forma information is for informational purposes only and is not intended to be indicative of Boyd Gaming's actual results that would have been reported had the transactions occurred on the date indicated, nor does the information represent a forecast of Boyd Gaming's financial results for any future period.

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2015	2014	2015	2014
Revenues
Gaming	$456,433	$448,226	$1,847,167	$1,799,724
Food and beverage	76,524	76,168	307,442	303,404
Room	40,175	38,150	163,509	157,427
Other	31,253	29,596	123,959	122,237
Gross revenues	604,385	592,140	2,442,077	2,382,792
Less promotional allowances	61,711	60,547	242,645	240,537
Net revenues	542,674	531,593	2,199,432	2,142,255
Operating costs and expenses
Gaming	223,886	220,395	900,922	888,414
Food and beverage	41,716	42,417	168,096	168,730
Room	9,804	9,576	41,298	41,132
Other	19,570	20,540	80,508	86,166
Selling, general and administrative	79,764	80,035	322,420	327,599
Maintenance and utilities	23,583	25,399	104,548	109,526
Depreciation and amortization	51,867	52,799	207,118	208,915
Corporate expense	24,928	23,021	76,941	75,626
Project development, preopening and writedowns	2,689	5,476	6,907	13,747
Impairments of assets	17,500	40,575	18,565	60,780
Other operating items, net	565	(261)	907	(13)
Total operating costs and expenses	495,872	519,972	1,928,230	1,980,622
Boyd's share of Borgata's operating income	15,551	10,626	73,421	50,255
Operating income	62,353	22,247	344,623	211,888
Other expense (income)
Interest income	(462)	(467)	(1,858)	(1,879)
Interest expense, net of amounts capitalized	53,966	57,168	224,590	230,060
Loss on early extinguishments of debt	8,400	407	40,733	1,536
Other, net	35	(450)	3,676	48
Boyd's share of Borgata's non-operating items, net	7,968	9,309	37,422	37,535
Total other expense, net	69,907	65,967	304,563	267,300
Income (loss) before income taxes	(7,554)	(43,720)	40,060	(55,412)
Income taxes benefit (provision)	685	11,297	7,174	2,371
Net income (loss) attributable to Boyd Gaming Corporation	$(6,869)	$(32,423)	$47,234	$(53,041)

Basic net income (loss) per common share	$(0.06)	$(0.29)	$0.42	$(0.48)
Weighted average basic shares outstanding	113,672	110,352	112,789	109,979

Diluted net income (loss) per common share	$(0.06)	$(0.29)	$0.42	$(0.48)
Weighted average diluted shares outstanding	113,672	110,352	113,676	109,979

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Reconciliation of Pro Forma Adjusted EBITDA to Pro Forma Operating Income
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2015	2014	2015	2014
Net Revenues by Reportable Segment
Las Vegas Locals	$158,750	$151,732	$610,107	$592,652
Downtown Las Vegas	62,469	59,611	234,191	224,275
Midwest and South	200,947	200,005	852,288	831,477
Peninsula	120,508	120,245	502,846	493,851
Net revenues	$542,674	$531,593	$2,199,432	$2,142,255

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$43,999	$39,757	$157,312	$144,397
Downtown Las Vegas	16,186	13,116	49,314	37,309
Midwest and South	43,344	40,087	196,822	169,977
Peninsula	42,963	42,163	184,120	175,081
Wholly owned property Adjusted EBITDA	146,492	135,123	587,568	526,764
Corporate expense	(15,177)	(16,777)	(60,177)	(59,420)
Wholly owned Adjusted EBITDA	131,315	118,346	527,391	467,344
Boyd's share of Borgata's Adjusted EBITDA	22,932	18,019	102,095	77,978
Adjusted EBITDA	154,247	136,365	629,486	545,322

Other operating costs and expenses
Deferred rent	855	904	3,428	3,618
Depreciation and amortization	51,867	52,799	207,118	208,915
Share-based compensation expense	11,037	7,235	19,264	18,666
Project development, preopening and writedowns	2,689	5,476	6,907	13,747
Impairments of assets	17,500	40,575	18,565	60,780
Other operating items, net	565	(261)	907	(13)
Boyd's share of Borgata's operating costs and expenses	7,381	7,390	28,674	27,721
Total other operating costs and expenses	91,894	114,118	284,863	333,434
Operating income	62,353	22,247	344,623	211,888
Other expense (income)
Interest income	(462)	(467)	(1,858)	(1,879)
Interest expense, net of amounts capitalized	53,966	57,168	224,590	230,060
Loss on early extinguishments of debt	8,400	407	40,733	1,536
Other, net	35	(450)	3,676	48
Boyd's share of Borgata's non-operating items, net	7,968	9,309	37,422	37,535
Total other expense, net	69,907	65,967	304,563	267,300
Income (loss) before income taxes	(7,554)	(43,720)	40,060	(55,412)
Income taxes benefit (provision)	685	11,297	7,174	2,371
Net income (loss) attributable to Boyd Gaming Corporation	$(6,869)	$(32,423)	$47,234	$(53,041)

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance. We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and write-downs expenses, impairments of assets, loss on early extinguishments of debt and other operating items, net, and Borgata's preopening expenses and other items and write-downs, net. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted EBITDA includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Pro forma EBITDA and pro forma Adjusted EBITDA reflect Borgata on the equity method for all periods presented. Both EBITDA and Adjusted EBITDA include corporate expense.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before project development, preopening and write-downs expenses, impairments of assets, certain adjustments to property tax accruals, other items, net, gain or loss on early extinguishments of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, and Borgata's preopening expenses and other items, losses on early extinguishments of debt, write-downs, net, and the income tax provision impact of tax audit settlements. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted Earnings includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding: that the Company’s Las Vegas Locals business reflects a strengthening economy, that the Company is well-positioned for continued growth and success in 2016, and including all of the statements under the heading “Full-Year 2016 Guidance.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.